NOTE 12 - DISCONTINUED OPERATIONS (Tables) (Annual Report [Member])	12 Months Ended
Dec. 31, 2012
Annual Report [Member]
Discontinued Operations in the Statement of Operations
	2012	2011

Patient Service Revenue (net of contractual allowances and discounts)	$2,785,498	$6,777,591

Operating expenses:
Cost of services-physicians	3,234,533	5,731,549
General and administrative	1,705,449	1,451,496
Professional liability settlement	—	100,000
Total operating expenses	4,939,982	7,283,045

Other income (expense)
Interest expense, net	(6,792)	(23,878)
Gain on sale of assets	6,500,000	—
Total other income (expenses)	6,493,208	(23,878)

Income (loss) from discontinued operation	$4,338,724	$(529,332)